AMENDMENT NO. 16
TO THE
FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)
     The First Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the “Agreement”) made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as “Fund”, or collectively, “Funds”), severally, on behalf of each of its series of beneficial interest set forth on Schedule A to the Agreement, (each, a “Portfolio”), with respect to each class of shares except Class B Shares (the “Shares”) of each Portfolio, and INVESCO AIM DISTRIBUTORS, INC., a Delaware corporation (the “Distributor”), is hereby amended to reflect the addition of Class S shares to AIM Charter Fund, AIM Summit Fund, AIM Conservative Allocation Fund, AIM Growth Allocation Fund and AIM Moderate Allocation Fund;
     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:
"SCHEDULE A
TO
FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(All Classes of Shares Except Class B Shares)

AIM COUNSELOR SERIES TRUST
AIM Core Plus Bond Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Floating Rate Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Multi-Sector Fund –	Class A
Class C
Class Y
Institutional Class

AIM Select Real Estate Income Fund -	Class A
Class C
Class Y
Institutional Class

AIM Structured Core Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Structured Growth Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Structured Value Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM EQUITY FUNDS
AIM Capital Development Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Charter Fund –	Class A
Class C
Class R
Class S
Class Y
Institutional Class

AIM Constellation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Disciplined Equity Fund –	Class Y

AIM Diversified Dividend Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Large Cap Basic Value Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Large Cap Growth Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Summit Fund –	Class A
Class C
Class P
Class S
Class Y
Institutional Class

AIM FUNDS GROUP
AIM Basic Balanced Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM European Small Company Fund –	Class A
Class C
Class Y

AIM Global Core Equity Fund –	Class A
Class C
Class Y
Institutional Class

AIM International Small Company Fund –	Class A
Class C
Class Y
Institutional Class

AIM Mid Cap Basic Value Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Select Equity Fund –	Class A
Class C
Class Y

AIM Small Cap Equity Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM GROWTH SERIES
AIM Basic Value Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Conservative Allocation Fund –	Class A
Class C
Class R
Class S
Class Y
Institutional Class

AIM Global Equity Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Growth Allocation Fund –	Class A
Class C
Class R
Class S
Class Y
Institutional Class

AIM Income Allocation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Independence Now Fund–	Class A
Class C
Class R
Class Y
Institutional Class

AIM Independence 2010 Fund–	Class A
Class C
Class R
Class Y
Institutional Class

AIM Independence 2020 Fund–	Class A
Class C
Class R
Class Y
Institutional Class

AIM Independence 2030 Fund–	Class A
Class C
Class R
Class Y
Institutional Class

AIM Independence 2040 Fund–	Class A
Class C
Class R
Class Y
Institutional Class

AIM Independence 2050 Fund–	Class A
Class C
Class R
Class Y
Institutional Class

AIM International Allocation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Mid Cap Core Equity Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Moderate Allocation Fund –	Class A
Class C
Class R
Class S
Class Y
Institutional Class

AIM Moderate Growth Allocation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Moderately Conservative Allocation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Small Cap Growth Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM INTERNATIONAL MUTUAL FUNDS
AIM Asia Pacific Growth Fund –	Class A
Class C
Class Y

AIM European Growth Fund –	Class A
Class C
Class R
Class Y
Investor Class

AIM Global Growth Fund –	Class A
Class C
Class Y
Institutional Class

AIM Global Small & Mid Cap Growth Fund –	Class A
Class C
Class Y
Institutional Class

AIM International Core Equity Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM International Growth Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM INVESTMENT FUNDS
AIM Balanced-Risk Allocation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM China Fund –	Class A
Class C
Class Y
Institutional Class

AIM Developing Markets Fund –	Class A
Class C
Class Y
Institutional Class

AIM Global Health Care Fund –	Class A
Class C
Class Y
Investor Class

AIM International Total Return Fund -	Class A
Class C
Class Y
Institutional Class

AIM Japan Fund –	Class A
Class C
Class Y
Institutional Class

AIM LIBOR Alpha Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Trimark Endeavor Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Trimark Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Trimark Small Companies Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM INVESTMENT SECURITIES FUNDS
AIM Core Bond Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM Dynamics Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Global Real Estate Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM High Yield Fund –	Class A
Class C
Class Y
Institutional Class
Investor Class

AIM Income Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Limited Maturity Treasury Fund –	Class A
Class A3
Class Y
Institutional Class

AIM Money Market Fund –	AIM Cash Reserve Shares
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Municipal Bond Fund –	Class A
Class C
Class Y
Investor Class

AIM Real Estate Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Short Term Bond Fund –	Class A
Class C
Class R
Class Y
Institutional Class

AIM U.S. Government Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM SECTOR FUNDS
AIM Energy Fund –	Class A
Class C
Class Y
Institutional Class
Investor Class

AIM Financial Services Fund –	Class A
Class C
Class Y
Investor Class

AIM Gold & Precious Metals Fund –	Class A
Class C
Class Y
Investor Class

AIM Leisure Fund –	Class A
Class C
Class R
Class Y
Investor Class

AIM Technology Fund –	Class A
Class C
Class Y
Institutional Class
Investor Class

AIM Utilities Fund –	Class A
Class C
Class Y
Institutional Class
Investor Class

AIM TAX-EXEMPT FUNDS
AIM High Income Municipal Fund –	Class A
Class C
Class Y
Institutional Class

AIM Tax-Exempt Cash Fund –	Class A
Class Y
Investor Class

AIM Tax-Free Intermediate Fund –	Class A
Class A3
Class Y
Institutional Class

AIM TREASURER’S SERIES TRUST
Premier Portfolio –	Investor Class

Premier Tax-Exempt Portfolio –	Investor Class

Premier U.S. Government Money Portfolio –	Investor Class”

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Dated: September 25, 2009

AIM COUNSELOR SERIES TRUST
AIM EQUITY FUNDS
AIM FUNDS GROUP
AIM GROWTH SERIES
AIM INTERNATIONAL MUTUAL FUNDS
AIM INVESTMENT FUNDS
AIM INVESTMENT SECURITIES FUNDS
AIM SECTOR FUNDS
AIM TAX-EXEMPT FUNDS
on behalf of the Shares of each Portfolio
listed on Schedule A

By:	/s/ John M. Zerr

John M. Zerr
Senior Vice President

AIM TREASURER’S SERIES TRUST on behalf of the Shares of each Portfolio listed on Schedule A

By:	/s/ John M. Zerr

John M. Zerr
Senior Vice President

INVESCO AIM DISTRIBUTORS, INC.

By:	/s/ John S. Cooper

John S. Cooper
President